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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                                    of the
                        Securities Exchange Act of 1934


                       Date of Report (date of earliest
                         event reported) March 4, 1999


                          Bryn Mawr Bank Corporation
                          --------------------------
            (Exact Name of Registrant as specified in its Charter)


     Pennsylvania                   0-15261                      23-2434506
---------------------------        -----------               -----------------
(State or other jurisdiction       (Commission                (I.R.S. Employer
of incorporation)                  File Number)              Identification No.)


                   801 Lancaster Avenue, Bryn Mawr, PA 19010
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       Registrant's telephone number, including area Code:  610-525-2300
                                                           -------------

                                     None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Items 5.  Other Matters
          -------------

     On March 5, 1999, the Registrant issued a press release announcing the resignation of Peter H. Havens as a director and as Executive Vice President and a director of the Bryn Mawr Trust Company, the Registrant's principal subsidiary.

     The foregoing is a summary of the press release which is attached as Exhibit A to this report and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit A.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              BRYN MAWR BANK CORPORATION


                              By: /s/ Robert L. Stevens
                                  -------------------------
                                  Robert L. Stevens
                                  Chairman and Chief Executive Officer

Date: March 8, 1999

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